UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 21, 2008

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 21, 2008 Chemed Corporation issued a press release announcing its financial results for the quarter ended December 31, 2007. A copy of the release is furnished herewith as Exhibit 99.

Item 9.01     Financial Statements and Exhibits

d)	Exhibit
(99) Registrant’s press release dated February 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Date:	February 21, 2008	By:	/s/ Arthur V. Tucker, Jr.
			Name:	Arthur V. Tucker, Jr.
			Title:	Vice President and Controller